SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                    FORM 8-K/A


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of
1934.


Date of Report (Date of earliest event reported):

                                  April 21, 1999


                                 isolver.com, inc.
(Exact name of registrant as specified in its charter)

                                  Commission File Number:  0-23869

COLORADO                                                   84-1434320
(State or other jurisdiction                       (I.R.S. Employer
of incorporation or                                Identification No.)
organization)


5001 East Spring Valley Road, Suite 800
Dallas, Texas  7524419
__________________________________________
Address of principal executive offices

Registrant's telephone number: (805)295-8200


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                                 isolver.com, inc.
                           (A Development Stage Company)




                                   May 31, 1999


                                 isolver.com, inc.
                           (A Development Stage Company)


                                     CONTENTS

Report of Independent Certified Public Accountants - 4
Balance Sheet - 5
Statement of Operations - 6
Statement of Stockholders' Equity - 7
Statements of Cash Flows - 9
Notes to Financial Statements - 10

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders of isolver.com, inc.

        We have audited the accompanying balance sheet of isolver.com, inc. (a development state company) as of May 31, 1999, and the related statement of operations, stockholders' equity, and cash flows for the period from inception (April 8, 1999) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclo-sures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of isolver.com, inc. (a development stage company) as of May 31, 1999, and the results of its operations and its cash flows for the initial period then ended, in conformity with generally accepted accounting principles.

Comiskey and Company P.C.
Denver, Colorado
June 17, 1999 (except for Note 5 which is dated August 11, 1999)

isolver.com, inc.
(A Development Stage Company)
BALANCE SHEET
as of May 31, 1999

ASSETS
CURRENT ASSETS:
Cash and cash equivalents                             7,867
Prepaid expenses                                      9,271

Total current assets:                                17,138

OTHER ASSETS:
Deposits                                              4,285

TOTAL ASSETS                                         21,423

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                                     11,238

TOTAL CURRENT LIABILITIES                            11,238

STOCKHOLDERS' EQUITY
Preferred stock, no par value
10,000,000 shares authorized;
no shares issued and outstanding                          -

Common stock, no par value;
100,000,000 shares authorized;
30,000,000 shares issued and
outstanding                                          10,000

Additional paid-in capital                           82,000

Deficit accumulated
 during the
 development stage                                 (81,815)
Total stockholders' equity                         (10,815)

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                                21,423

The accompanying notes are an integral part of these financial statements. isolver.com, inc.
(A Development Stage Company)
STATEMENT OF OPERATIONS
for the period from inception (April 8, 1999) to May 31, 1999


INCOME                                                    -

EXPENSES
Application fees, licenses and
  permits                                             2,077
Contract Labor                                       15,250
Office expense                                        3,746
Payroll taxes                                         3,502
Professional fees                                    18,227
Salaries - office                                    16,331
Salaries - officer                                   14,541
Software development costs                            5,779
Travel                                                2,362

TOTAL EXPENSES                                       81,815
NET LOSS                                           (81,815)

Accumulated deficit
 Balance, beginning
 of period                                                -
 Balance, end of
 period                                            (81,815)

Net Loss Per Share                               (0.003)

WEIGHTED AVERAGE
NUMBER OF SHARES
OUTSTANDING                                      26,535,000

The accompanying notes are an integral part of these financial statements.

isolver.com, inc.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY
For the period from inception (April 8, 1999) to May 31, 1999
(page 1 of 2)


                                                   Common Stock                    Additional
                                          Number of                                   Paid-in
                                          shares                      Amount          Capital
Common stock issued
for cash, April 1999
at $.01 per share                        16,140,000                   10,000                -

Additional capital
contribution April 1999                           -                        -           19,000

Shares deemed issued in
reverse acquisition                      13,860,000                        -                -

Capital contributed by
shareholder May 11 -
May 28, 1999 for
Company expenses                                  -                        -           63,000

Net loss for the
 period ended
 May 31, 1999                                     -                        -                -

Balance
 May 31, 1999                            30,000,000                   10,000           82,000

The accompanying notes are an integral part of these financial statements.

isolver.com, inc.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY
For the period from inception (April 8, 1999) to May 31, 1999
(page 2 of 2)

                                                    Deficit
                                                Accumulated
                                                 during the                             Total
                                                development                       stockholder
                                                      stage                            equity

Common stock issued
for cash, April 1999
at $.01 per share                                         -                            10,000

Additional capital
contribution April 1999                                   -                            19,000

Shares deemed issued in
reverse acquisition                                       -                                 -

Capital contributed by
shareholder May 11 -
May 28, 1999 for
Company expenses                                          -                            63,000

Net loss for the
 period ended
 May 31, 1999                                      (81,815)                          (81,815)

Balance
 May 31, 1999                                      (81,815)                            10,815

The accompanying notes are an integral part of these financial statements.

isolver.com, inc.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
For the period from inception (April 8, 1999) to May 31, 1999

CASH FLOWS FROM
OPERATING ACTIVITIES:

Net Loss                                                            (81,815)
Adjustments to reconcile net loss to
  net cash used by operating activities:
  Increase in prepaids                                               (9,271)
  Increase in deposits                                               (4,285)
  Increase in accounts payable                                        11,238

Net cash used by operating activities                               (84,133)

CASH FLOWS FROM INVESTING ACTIVITIES:                                      -

CASH FLOWS FROM FINANCING ACTIVITIES:
  Issuance of common stock and
     capital contributions                                            92,000

Net cash provided by financing activities                             92,000

Net increase in cash and cash
 equivalents                                                           7,867

CASH AND CASH EQUIVALENTS,
 Beginning of Period                                                       -

CASH AND CASH EQUIVALENTS,
 End of Period                                                         7,867

The accompanying notes are an integral part of these financial statements.

isolver.com, inc.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
May 31, 1999


1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Development Stage Company
        isolver.com, inc. (a development stage company) ("isolver") was incorporated under the laws of the state of Nevada on April 8, 1999.
The initial registered office of the isolver is Corporate Trust Company, One East 1st Street, Reno, Nevada 89501.

Principles of Consolidation
        As is more fully described in Note 3, on April 21, 1999, isolver.com, inc. became the wholly owned subsidiary of Buffalo Capital VI, Ltd., ("Buffalo") a public shell company. All references to "the Company" in these financial statements are references to isolver, prior to April 21, 1999, and to isolver and Buffalo combined from April 21, 1999 to May 31, 1999.

Accounting Method
        isolver records income and expenses on the accrual method.

Loss per Share
        Loss per share was computed using the weighted average number of shares outstanding during the period.

Statement of Cash Flows
        For purposes of the statement of cash flows, isolver considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Use of Estimates
        The preparation of isolver's financial statements in conformity with generally accepted accounting principals requires isolver's management to make estimates and assumptions that effect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Values of Financial Instruments
        Unless otherwise indicated, the fair value of all reported assets and liabilities which represent financial instruments (none of which are held for trading purposes) approximate the carrying values of such amounts.

2.      STOCKHOLDERS' EQUITY

Basis of Presentation
        The accompanying statement of stockholders' equity has been presented as if all of the shares issued in the April 21, 1999 business combination with Buffalo Capital VI, Ltd., have been outstanding since inception (April 8, 1999).

Stock Split
        As of April 21, 1999, and in connection with the Share Exchange and Plan of Reorganization more fully described in Note 3, isolver exchanged all 1,000,000 shares of its common stock for 5,380,000 pre-split shares of Buffalo and, on April 23, 1999, Buffalo effected a 3 for 1 forward stock split. Except as otherwise noted, all share and per share amounts have been restated to reflect these transactions retroactively to inception.

Common Stock
        As of May 31, 1999, 30,000,000 shares of common stock were issued and outstanding.

Preferred Stock
        The Certificate of Incorporation of Buffalo, the parent corporation, authorizes the issuance of 10,000,000 shares of preferred stock, no par value per share. The Board of Directors of Buffalo is authorized to issue preferred stock from time to time in series and is further authorized to establish such series, to fix and determine the variations in the relative rights and preferences as between the series, and to allow the conversion of preferred stock into common stock. No preferred stock has been issued by the Buffalo.

3.      BUSINESS COMBINATION

        On April 21, 1999, isolver underwent a business combination with Buffalo pursuant to a closing under a Stock Exchange and Plan of Reorganization Agreement dated April 21, 1999. The transaction has been accounted for as a reverse merger acquisition, whereby isolver is the accounting acquiror. All operations presented herein are those of isolver, and include the operations of Buffalo since the date of the business combination.

        Prior to the combination, Buffalo had a total of 13,860,000 common shares issued and outstanding.

        In accordance with the terms of the agreement, Buffalo issued 16,140,000 common shares in exchange for 100% of the issued and outstanding common stock of isolver such that isolver, after the exchange, became a 100% owned subsidiary of Buffalo. After this transaction, Buffalo had 30,000,000 shares of common stock issued and outstanding.

        Immediately following completion of the share exchange transaction, E-Com Investments, LLC, a Delaware limited liability company, which was the sole shareholder of isolver, and also previously owned 10,452,750 shares, or approximately 75.42% of Buffalo's outstanding common stock, was the owner for a total of 20,892,750 shares of common stock of the isolver, or approximately 69.64% of its issued and outstanding common stock.

4.      INCOME TAXES

        isolver has Federal net operating loss carryforwards of approximately $81,800 expiring in the year 2019. The tax benefit of these net operating losses, which total approximately $15,800, has been offset by a full allowance for realization. This carryforward may be limited upon the consummation of a business combination under IRC
Section 381. For the period ended May 31, 1999, the valuation allowance increased by approximately $15,800.

5.      SUBSEQUENT EVENT

        On August 2, 1999, the shareholders of Buffalo approved an amendment to its Articles of Incorporation for the purpose of changing its name to isolver.com, inc. On August 9, 1999, Buffalo completed its name change to isolver.com, inc., by filing Articles of Amendment with the Colorado Secretary of State.

Buffalo Capital VI, Ltd.
  dba isolver.com, inc.
(A Development Stage Company)

        isolver's unaudited pro forma income statement gives effect to the April 21, 1999, reverse merger acquisition between Buffalo Capital VI, Ltd. ("Buffalo") as the parent corporation and isolver.com, inc. ("isolver") as its wholly owned subsidiary, as if such transaction had occurred on January 1, 1999. The unaudited pro forma balance sheet is not presented here as the audited financial statements of isolver as of May 31, 1999, which appear elsewhere in this filing, including all effects of the aforementioned transaction. Also, as isolver was incorporated on April 8, 1999, it was impractical and meaningless to show historical financial data prior to the most recent fiscal quarter. Consequently, the pro forma combined income statement compares the quarter ended March 31, 1999, for Buffalo with the two-month period ended May 31, 1999, for isolver. This unaudited pro forma income statement should be read in conjunction with each company's audited financial statements and notes thereto, appearing elsewhere in this filing or incorporated by reference. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor is it indicative of isolver's future results.

Buffalo Capital VI, Ltd.  dba  isolver.com, inc.
(A Development Stage Company)
Unaudited Pro Forma Statements of Operations (1) (2)
For the Interim Period Ended May 31, 1999.

                                 (2)                 (2)         (4)
                                                                            Pro
                               Buffalo VI    isolver.com                    Forma
                               3 months      Initial period                 Combined
                               ended          ended                         May 31
                               3/31/99        5/31/99      Adjustments      1999
REVENUES                                 -                -       -                -

OPERATING EXPENSES
  Contract labor                         -           15,250        -          15,250
  Professional fees                      -           18,227        -          18,227
  Salaries - office                      -           16,331        -          16,331
  Salaries - officer                     -           14,541        -          14,541
  Selling, general and
     administrative                  3,656           17,466        -          21,122

Total Operating Expenses             3,656           81,815        -          85,471

Loss from operations               (3,656)         (81,815)        -        (85,471)

OTHER INCOME:                            -                -        -               -

  Loss before income taxes         (3,656)         (81,815)        -        (85,471)

INCOME TAX EXPENSE:                      -                -        -               -

NET LOSS                           (3,656)         (81,815)        -        (85,471)

Net Loss Per share                (0.001)          (0.08)                       (.003)<F1>

Weighted average shares
    outstanding             4,620,000       1,000,000                          30,000,000<F1>

<F1>Earnings per share has been computed as if all shares outstanding after the recapitalization have been outstanding since the beginning of each period presented.

The accompanying notes are an integral part of the pro forma financial statements.
Buffalo Capital VI, Ltd.  dba  isolver.com, inc.
(A Development Stage Company)

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENT

1.  DESCRIPTION OF TRANSACTION

        On April 21, 1999, Buffalo Capital VI, Ltd. underwent a business combination with isolver.com, inc. ("isolver"), pursuant to a closing under a Reorganization and Stock Purchase Agreement dated
April 21, 1999.

        Prior to the combination, Buffalo had a total of 4,620,000 common shares issued and outstanding.

        Buffalo issued 5,380,000 common shares in exchange for 100% of the issued and outstanding common stock of isolver, such that isolver, after the exchange, became a 100% owned subsidiary. After this transaction, Buffalo had 10,000,000 shares of common stock issued and outstanding.

        Immediately following completion of the share exchange transaction, E-Com Investments, LLC, a Delaware limited liability company, which was the sole shareholder of isolver, and also previously owned 3,484,250 shares, or approximately 75.42% of Buffalo's outstanding common stock, was the owner for a total of 8,864,250 shares of common stock of Buffalo, or approximately 88.64% of its issued and outstanding common stock.

        On April 23, 1999, subsequent to the date of completion of the share exchange transaction described above, Buffalo's Board of Directors approved a 3:1 forward split of its issued and outstanding common stock held by its shareholders of record as of that date.

        As a result of, and immediately following these transactions, Buffalo had 30,000,000 common shares issued and outstanding, of which 20,892,750 shares were owned by E-Com Investments, LLC.

        For pro forma financial statement purposes, the transaction is accounted for as a recapitalization of isolver, which is designated the accounting acquiror.

2.      BASIS OF PRESENTATION

        The accompanying pro forma statements of operations are presented for the period ended May 31, 1999. It is based upon current results of the combining entities as follows: Buffalo for the quarter ended March 31, 1999, and isolver for the period from inception (April
8, 1999) to May 31, 1999. It has been computed assuming the transaction was consummated as of January 1, 1999, and includes all adjustments which give effect to events that are directly attributable to the transaction, are factually supportable, and are expected to have a continuing impact on isolver.

        The pro forma balance sheet is not presented as the audited balance sheet of isolver already includes the financial position of the combining entities at May 31, 1999.

3.      INCOME STATEMENT ADJUSTMENTS

        (a) Earnings per share has been computed as if all shares outstanding after the reorganization have been outstanding since the beginning of each period presented.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


isolver.com, inc.
(Registrant)


Date:  August 11, 1999

/s/ _________________
Gina Setlin-Fard
President